UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LIBERATED SYNDICATION INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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5001 Baum Blvd, Suite 770

Pittsburgh, Pennsylvania 15213

May 15, 2017

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Liberated Syndication Inc., which will be held on Wednesday, June 28, 2017, starting at 10:00 a.m., Eastern Daylight Time, at the West Palm Beach Marriott, 1001 Okeechobee Boulevard, West Palm Beach, FL 33401.  In addition to the matters to be acted upon at the meeting, which are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement, there will be an opportunity for you to ask questions and conduct any other business that may properly come before the Annual Meeting.

Whether or not you plan to attend the meeting, the prompt execution of your proxy card will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitation.

The Proxy Statement contains a more extensive discussion of each proposal and therefore you should read the Proxy Statement carefully.  The Board of Directors unanimously recommends that you approve all proposals.

Only stockholders of record at the close of business on May 1, 2017 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

.

Sincerely,

/s/ Christopher J. Spencer
Christopher J. Spencer
Chairman and Chief Executive Officer

The Board encourages stockholders to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to execute your proxy card. The proxy may be revoked at any time before the shares are voted at the meeting. Stockholders who attend the meeting may vote their shares personally even though they have sent their proxies.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions on the proxy card to vote by telephone or Internet.

5001 Baum Blvd, Suite 770

Pittsburgh, Pennsylvania 15213

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 28, 2017

To the Stockholders of Liberated Syndication Inc:

The 2017 Annual Meeting of Stockholders of Liberated Syndication Inc., a Nevada corporation (the “Company”), will be held on Wednesday, June 28, 2017, starting at 10:00 a.m., Eastern Daylight Time, at the West Palm Beach Marriott, 1001 Okeechobee Boulevard, West Palm Beach, FL 33401, for the following purposes:

1.

To elect four directors to serve a one year term from the date of the Annual Meeting of Stockholders, or until their prior resignation or termination and the election and qualification of their successors;

2.

To ratify the selection by the Board of Directors of Gregory & Associates, LLC as independent auditors of Liberated Syndication Inc. for the fiscal year ending December 31, 2017;

3.

To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

Our Board of Directors recommends that you vote FOR each of Proposals 1 and 2 above.  Our Board of Directors has chosen the close of business on May 1, 2017, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A copy of our proxy statement and a proxy card accompany this notice. These materials will first be mailed to stockholders on or about May 15, 2017.

By Order of the Board of Directors,

/s/ Douglas Polinsky
Douglas Polinsky
Director

May 15, 2017

Important Notice Regarding Availability of Proxy Materials for the Stockholders Meeting

To Be Held June 28, 2017.

The proxy statement and Company’s 2016 annual report to stockholders are available at www.proxyvote.com.

PROXY STATEMENT TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

1

EXECUTIVE OFFICERS

5

CORPORATE GOVERNANCE

6

Board Leadership Structure and Risk Oversight

6

Committees of the Board of Directors

6

Communicating Concerns to Directors

7

Board and Committee Meetings

7

Nominating Committee Report

7

Audit Committee Report

8

Compensation Committee Interlocks and Insider Participation

9

DIRECTOR COMPENSATION

10

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

11

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.

13

PROXY STATEMENT

Annual Meeting of Stockholders

To Be Held on June 28, 2017

GENERAL INFORMATION

This proxy statement is being furnished to the stockholders of Liberated Syndication Inc. (libsyn), a Nevada corporation, in connection with the solicitation of proxies on behalf of the Board of Directors of libsyn for use at libsyn’s Annual Meeting of Stockholders and any and all adjournments or continuations of the annual meeting, to be held Wednesday, June 28, 2017, starting at 10:00 a.m., Eastern Daylight Time, at the West Palm Beach Marriott, 1001 Okeechobee Boulevard, West Palm Beach, FL 33401, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  These materials will be first mailed to stockholders on or about May 15, 2017.

When we use “libsyn,” “we,” “us,” “our” or the “Company,” we are referring to Liberated Syndication Inc.

This Proxy Statement is also available at:

www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, our stockholders will act upon the matters described in this proxy statement. These actions include: (i) the election of four directors to serve a one year term from the date of the Annual Meeting of Stockholders, or until their prior resignation or termination and the election and qualification of their successors; and (ii) the ratification of Gregory & Associates, LLC as independent auditors of Liberated Syndication Inc. for the fiscal year ending December 31, 2017.  An additional purpose of the Annual Meeting is to transact any other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

Who can attend the annual meeting?

All stockholders of record at the close of business on the record date, or their duly appointed proxies, may attend the annual meeting. Our Board of Directors has chosen the close of business on May 1, 2017, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

What proposals will be voted on at the annual meeting?

Stockholders will vote on two proposals at the annual meeting:

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•

the election of four directors to serve a one year term from the date of the Annual Meeting, or until their prior resignation or termination and the election and qualification of their successors;

•

the ratification of Gregory & Associates, LLC as independent auditors of Liberated Syndication Inc. for the fiscal year ending December 31, 2017;

What are the Board’s recommendations?

Our Board recommends that you vote:

•

FOR the election of four nominated directors;

•

FOR the ratification of Gregory & Associates, LLC as independent auditors of Liberated Syndication Inc. for the fiscal year ending December 31, 2017.

  Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on May 1, 2017, which we refer to as the “record date,” are entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 24,455,860 shares of our common stock outstanding. Holders of common stock as of the record date are entitled to one vote for each share held for each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered, with respect to those shares, the “stockholder of record.” The proxy statement and proxy card have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The proxy statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote my shares?

All stockholders who receive proxy materials will receive instructions for voting by mail, telephone, or by using the Internet.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. Under Nevada law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting.

What is a broker “non-vote” and what is its effect on voting?

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting authority with respect to that item and has not received instructions from the beneficial owner. Generally, shares held by brokers who do not have discretionary authority to vote on a particular matter and have not received voting instructions from their customers are not counted or deemed to be present or represented for purposes of determining whether

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stockholders have approved that matter. More specifically, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting and, therefore, do not have an effect on the outcome of any of the proposals.

What is required to approve each item?

•

For Proposal 1 (election of directors), a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected). Abstentions are not counted for purposes of the election of directors.

•

For Proposal 2 (ratification of the selection of the independent auditors), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•

•

For any other matters (other than the election of directors) on which stockholders of libsyn are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations on the items listed in the Notice of Annual Meeting. In addition, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•	filing with us a written notice of revocation of your proxy,
•	submitting a properly signed proxy card bearing a later date,
•	voting in person at the annual meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered under different names or are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, please sign and return all proxy cards, or if you choose, vote by telephone or through the Internet using the personal identification number printed on each proxy card. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Interwest Transfer Company, Inc.

Who paid for this proxy solicitation?

This proxy solicitation is made by the Company.  The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by us.

How are proxies solicited?

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In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of this Proxy Statement, we will promptly deliver it to you upon your request in one of the following manners:

•

by sending a written request by mail to:

 Liberated Syndication Inc.

Attn: Chief Financial Officer

5001 Baum Blvd, Suite 770

Pittsburgh, PA 15213

•

by calling our Chief Financial Officer, at (412) 621-0902.

 If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting the Chief Financial Officer, at (412) 621-0902.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings and proxy materials electronically through the Internet. To consent to electronic delivery, you must vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time and resume receiving stockholder communications in print form.

What are the requirements for presenting stockholder proposals?

Stockholders may submit proposals on matters appropriate for stockholder action at our annual meeting, including the submission of nominees for election to the Board of Directors, consistent with regulations adopted by the Securities and Exchange Commission (the “SEC”) and our Bylaws. For such proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2018 annual meeting, we must receive them not later than January 2, 2018, or such later date as we may specify in our SEC filings. Your proposals should be addressed to Liberated Syndication Inc at 5001 Baum Blvd, Suite 770, Pittsburgh, PA 15213, Attn: Corporate Secretary.

We anticipate that proxies solicited in connection with our 2017 Annual Meeting will confer discretionary authority to vote on matters, among others, of which we do not receive notice prior to March 1, 2017.

Am I entitled to dissenter’s rights?

Under Nevada law, stockholders are not entitled to dissenter’s rights in connection with any of the matters described in this proxy statement.

What are the interests of the Company’s directors and officers in the matters to be acted upon?

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Except as indicated below, none of our directors, executive officers, or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Chief Financial Officer:

•

by mail, to:

Liberated Syndication Inc.

Attn: Chief Financial Officer

5001 Baum Blvd, Suite 770

Pittsburgh, PA 15213

•

by telephone, at (412) 621-0902

EMERGING GROWTH COMPANY STATUS

We are an “emerging growth company” under applicable federal securities laws and therefore are permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this 2017 Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 and rules of the SEC, including the scaled executive compensation disclosure. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our Named Executive Officers (as defined herein) or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (1) the last day of the fiscal year in which we have total annual gross revenues of $1 billion or more, (2) December 31, 2021, (3) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years, or (4) the date on which we are deemed to be a large accelerated filer under the rules of the SEC.

EXECUTIVE OFFICERS

The following table sets forth:

•	the names of our current executive officers,
•	their ages as of the record date for the annual meeting and
•	the capacities in which they currently serve libsyn:

Name	Age	Position(s)	Officer Since
Christopher J. Spencer	48	Chief Executive Officer and Director	2012
John Busshaus	51	Chief Financial Officer	2012

See “Proposal No. 1 — Election of Directors” for biographical information regarding Mr. Spencer and each of our other current directors.

John Busshaus has served Chief Financial Officer of Libsyn since its inceptions on September 29, 2015. Mr. Busshaus has served as Chief Financial Officer of Future Healthcare of America since June 22, 2012.  Mr. Busshaus has served as the Chief Financial Officer of FAB Universal Corp. since January 29, 2007.  From 2004 to 2006, Mr. Busshaus was an independent business consultant.  Mr. Busshaus’ efforts were assisting organizations with the implementation of Sarbanes Oxley, filing of SEC reports, and taking a company through an IPO.  Mr. Busshaus worked for Talanga International from 2001 to 2004, where he was the Chief Financial Officer for the company.  From 1999 to 2000, Mr. Busshaus worked for Mellon Bank as Controller and Vice President, and was responsible for strategic planning and managing the annual and monthly budgeting within Global Security Services.  From 1994 to 1998, Mr. Busshaus worked for PepsiCo as Senior Business Planner, and was responsible for annual and quarterly budgets planning, as well as weekly, monthly, and quarterly reporting of results.  As a member of management, Mr. Busshaus' efforts contributed to the revenue growth and market share increases in a market that was categorized as saturated.

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CORPORATE GOVERNANCE

We uphold a set of basic values to guide our actions and are committed to maintaining the highest standards of business conduct and corporate governance. We have adopted a Code of Business Conduct and Ethics for directors, officers (including our principal executive officer and principal financial officer) and employees, which, in conjunction with our Certificate of Incorporation, Bylaws and Board of Directors committee charters, form the framework for governance of libsyn.  The Code of Ethics and Business Conduct can be found on our website at: investor.libsy.com.  Also, the Code of Ethics and Business Conduct, Board of Directors committee charters, Bylaws and Certificate of Incorporation are available at our corporate offices. Stockholders may request free printed copies of these documents from:

Liberated Syndication Inc.

Attn: Secretary

5001 Baum Blvd., Suite 770

Pittsburgh, PA 15213

(412) 621-0902

Board Leadership Structure and Risk Oversight

Our company is led by Mr. Christopher Spencer, who has served as chief executive officer and member of the Board of Directors since inception of the Company.  Our Board of Directors is comprised of Mr. Spencer and three independent directors.  The Board has four standing independent committees—the audit, compensation, nominating, and corporate governance and risk committees.  Each of the Board committees is comprised solely of independent directors.  Our risk committee is responsible for overseeing risk management, and our full Board regularly engages in discussions of risk management.  Each of our other Board committees also considers the risk within its area of responsibilities. Our corporate governance guidelines provide that our non-management directors will meet in executive session at each Board meeting.

Our corporate leadership structure is commonly utilized by other public companies in the United States, and we believe that this leadership structure has been effective for the Company. We believe that having the roles of Chairman and CEO as one person, and only independent Board members for each of our Board committees, provides the right form of leadership for our Company. We believe that our Chairman and CEO, together with the risk committee, the audit committee and the full Board of Directors, provide effective oversight of the risk management function.

Committees of the Board of Directors

The Board of Directors has adopted written charters for two standing committees: the Nominating Committee and the Audit Committee. The Board has determined that all members of the Nominating and Audit Committees are independent and satisfy the relevant SEC independence requirements for members of such committees.

Nominating Committee.    The Nominating Committee currently consists of Mr. Polinsky as chair, Mr. Yevstifeyev, and Mr. Smith. This committee provides assistance to the Board in identifies individuals qualified to become members of the Board of Directors consistent with Board criteria. The committee also oversees the evaluation of the Board of Directors and management.

Audit Committee.    The Audit Committee currently consists of Mr. Yevstifeyev, as chair, Mr. Polinsky and Mr. Smith.  Mr. Yevstifeyev, the Board of Directors has determined, is an “audit committee financial expert” as defined under SEC rules. This committee oversees the integrity of our financial statements, disclosure controls and procedures, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the qualifications and independence of the independent auditors and the performance of our internal audit function and independent auditors, and the quarterly reviews and annual independent audit of our financial statements. The Audit Committee’s report appears hereafter. Gregory & Associates, LLC, our independent auditors, reports directly to the Audit Committee.

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We will provide a free printed copy of any of the charters of any Board committee to any stockholder on request.

Compensation Committee.    The Compensation Committee currently consists of Mr. Smith, as chair, Mr. Yevstifeyev, and Mr. Polinsky. This committee provides assistance to the Board of Directors in overseeing our compensation policies and practices. It reviews and approves the compensation levels and policies for the Board of Directors; reviews and approves corporate goals and objectives with respect to CEO compensation and, based upon these evaluations, determines and approves the CEO’s compensation. The Compensation Committee also has the responsibility to provide the report to stockholders on executive officer compensation.

Communicating Concerns to Directors

The non-employee directors have established procedures to enable anyone wishing to communicate with our Board of Directors in the following way:

Writing to the directors, at the following address:

Board of Directors

Liberated Syndication Inc.

c/o Corporate Secretary

5001 Baum Blvd

Suite 770

Pittsburgh, PA 15213

The Audit Committee has established procedures for employees who have a concern about our accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Audit Committee in one of the following ways:

•	Calling the whistle blowing hotline @ (877) 350-0004
•	Writing to the Audit Committee, at the following address:

Chair of the libsyn Audit Committee

5001 Baum Blvd

Suite 770

Pittsburgh PA 15213

The Hotline service will forward any communications related to our accounting, internal accounting controls, or auditing matters to the Chair of the Audit Committee. Communications may be anonymous.

Board and Committee Meetings

We encourage but do not require Board member attendance at our Annual Meeting.  The Audit Committee held four meeting in fiscal 2016.  Each director attended at least 75% of the aggregate of the total number of board and applicable committee meetings.

Nominating Committee Report

The Nominating Committee provides assistance to the Board in evaluating and selecting director nominees of the Company to be considered for election at the annual meeting of stockholders and takes such other actions within the scope of its charter as the committee deems necessary or appropriate.

The Nominating Committee has responsibility for identifying and evaluating new nominees to the Board. In evaluating director nominees, the committee will, as described in the committee’s charter, consider various criteria, including relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws.  In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our business. We therefore seek to attract and retain qualified directors who have sufficient time to devote to their responsibilities and duties to us and our stockholders.

Between annual meetings of stockholders, the Board may elect directors to serve until the next annual meeting. Nominees for directorship will be selected by the Nominating Committee, in accordance with the

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policies and principles in its charter, and nominated by the Board for stockholder elections. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential director nominees, although we may do so in the future.

To date, we have not received any recommendations from stockholders requesting the Board or any of its committees to consider a nominee for inclusion among the Board’s slate of nominees in our proxy statement for our annual meeting. However, our stockholders may recommend director nominees, and the committee will consider nominees recommended by stockholders. A stockholder wishing to submit such a recommendation should send a letter to the Corporate Secretary at our principal executive offices in accordance with the provisions of our Bylaws and the provisions set forth in the Questions and Answers about the Annual Meeting section under the question, “What are the requirements for presenting stockholder proposals?” The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a stockholder and provide a brief summary of the nominee’s qualifications, including such information about the nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had such nominee been nominated by the Board, as well as contact information for both the nominee and the stockholder. Nominees should at a minimum have relevant business and financial experience and must be able to read and understand fundamental financial statements. We anticipate that nominees recommended by stockholders will be evaluated in the same manner as nominees recommended by anyone else, although, the committee may prefer nominees who are personally known to the existing directors and whose reputations are highly regarded. The committee will consider all relevant qualifications as well as our needs in terms of compliance with listing standards and SEC rules.

All of the nominees for directors being voted upon at the annual meeting are directors standing for reelection.

The Nominating and Corporate Governance Committee assisted the Board and each of its committees in conducting self-evaluations of their functioning and effectiveness.

Nominating Committee

Douglas Polinsky

Denis Yevstifeyev

J. Greg Smith

Audit Committee.    The Audit Committee currently consists of Denis Yevstifeyev as chair, Douglas Polinsky, and J. Gregory Smith. Mr. Yevstifeyev, the Board of Directors has determined, is an “audit committee financial expert” as defined under SEC rules. This committee oversees the integrity of our financial statements, disclosure controls and procedures, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the qualifications and independence of the independent auditors and the performance of our internal audit function and independent auditors, and the quarterly reviews and annual independent audit of our financial statements. The Audit Committee’s report appears hereafter. Gregory & Associates, LLC, our independent auditor, reports directly to the Audit Committee.

The Board of Directors has determined that each of J. Gregory Smith, Denis Yevstifeyev and Douglas Polinsky has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and satisfies the independence requirements required by the SEC.

Audit Committee Report

The Committee acts pursuant to a written charter that was approved by the Board of Directors. The Audit Committee oversees our financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited consolidated financial statements with our management, including a discussion of the quality, not just the acceptability, of the accounting principles

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used; the reasonableness of significant judgments made; and the clarity of the disclosures in the financial statements.

The Audit Committee reviewed with Gregory & Associates, LLC, our independent auditors, which is responsible for expressing an opinion on the conformity of the consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by Statement on Auditing Standards No. 61, other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations. In addition, the committee has discussed with Gregory & Associates, LLC, the firm’s independence from libsyn, including the matters in the letter from Gregory & Associates, LLC required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with Gregory & Associates, LLC’s independence.

The Audit Committee discussed with Gregory & Associates, LLC the overall scope and plans for their respective audits. The committee meets with Gregory & Associates, LLC, with and without management present, to discuss the results of their examinations; their evaluations of our internal control, including internal control over financial reporting; and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements and management’s assessment of the effectiveness of our internal control over financial reporting, together with Gregory & Associates, LLC report, be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC. The committee and the Board also have recommended, subject to stockholder approval, the selection of Gregory & Associates, LLC to audit our 2017 consolidated financial statements.

Audit Committee

Denis Yevstifeyev, Chair

Douglas Polinsky

J. Gregory Smith

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between the Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

Summary Compensation Table

The following sets forth the compensation of libsyn’s Chief Executive Officer during fiscal 2016, and the other persons who served as executive officers during fiscal 2016. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2016.

SUMMARY COMPENSATION TABLE – FISCAL 2016

Name and principal position	Year	Salary(2) ($)	Bonus(1) ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Chris Spencer – CEO	2016	400,000	150,000	0	0	0	0	0	550,000
	2015	400,000	0	0	0	0	0	0	400,000

John Busshaus – CFO	2016	350,000	125,000	0	0	0	0	0	475,000
	2015	350,000	0	0	0	0	0	0	350,000

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The bonuses represent discretionary awards during the respective year by the compensation committee and the board of directors.

Restricted Stock Awards

There were no issuances of restricted stock award during fiscal 2016 to any named executive.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards for the named executive officers as of December 31, 2016.

Grants of Plan-Based Awards for 2016

There were no plan-based equity awards made to our named executive officers during fiscal 2016.

 Option Exercises and Stock Vested

There were no option exercises or restricted stock that vested during fiscal 2016 for the named executive officers.

Pension Benefits

The Company does not have any plans that provide for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

The Company does not have a Deferred Compensation Plan for its executive officers.

Other Potential Post-Employment Payments

As of December 31, 2016, there were no named executive officers with employment contracts that require or required severance or other post-employment payments.

DIRECTOR COMPENSATION

In 2016, we paid our non-employee directors a cash retainer. In 2017, the Board of Directors will consider stock options or other appropriate equity incentive grants to the outside directors. We reimburse directors for out-of-pocket expenses they incur when attending meetings of the Board. Salaried executives who serve as directors are not paid for their services as directors and accordingly, Christopher Spencer is not included in the director compensation table below.

The following table sets forth the compensation we paid our non-employee directors in 2016. Unless otherwise noted, the amounts shown represent what was earned in fiscal 2016.

DIRECTOR COMPENSATION TABLE – FISCAL 2016

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Doug Polinsky	24,000	0	0	0	0	30,000	54,000
J. Gregory Smith	24,000	0	0	0	0	30,000	54,000
Denis Yevstifeyev	24,000	0	0	0	0	30,000	54,000

All outside directors are entitled to base annual cash compensation of $24,000, which we pay monthly.

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 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 21, 2017 regarding the beneficial ownership of our common stock, for:

•

each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our common stock;

•

each director;

•

each named executive officers; and

•

all directors and executive officers as a group.

We relied on information received from each stockholder as to beneficial ownership, including information contained on Schedules 13D and 13G and Forms 3, 4 and 5.  As of April 21, 2017 there were 24,455,860 shares of common stock outstanding.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class
5% Stockholders:
Zhang Hongcheng	2,332,200	9.5%
Directors:
Douglas Polinsky	304,074	1.2%
J. Gregory Smith	341,000	1.4%
Denis Yevstifeyev	300,000	1.2%
Executive Officers:
Christopher Spencer, Chief Executive Officer	1,734,392	7.1%
John L. Busshaus, Chief Financial Officer	1,307,524	5.3
All directors and executive officers as a group (5 persons)	6,049,190	24.7%
*	Less than 1%
(1)	The address of each director and officer is c/o Liberated Syndication Inc, 5001 Baum Blvd. Suite 770, Pittsburgh, Pennsylvania 15213.

CHANGES IN CONTROL

There are no known arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Legal Proceedings

Libsyn is involved in routine legal and administrative proceedings and claims of various types.  We have no material pending legal or administrative proceedings, other than ordinary routine litigation incidental to our business, to which we or any of our subsidiaries are a party or of which any property is the subject.  While any proceeding or claim contains an element of uncertainty, management does not expect that any such proceeding or claim will have a material adverse effect on our results of operations or financial position.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our directors hold office until the end of their respective terms or until their successors have been duly elected and qualified. Our executive officers are appointed by the Board of Directors and serve at the discretion of the Board.

Nominees for Election as Directors

At the time of the Annual Meeting, the Board will consist of four members: Christopher Spencer, J. Gregory Smith, Denis Yevstifeyev, and Douglas Polinsky. At the Annual Meeting, the stockholders will elect four directors to serve a one year term, or until their prior resignation or termination and the election and qualification of their successors.

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The Board proposes that the four individuals listed below be elected as directors. The nominees have consented to serve if elected to the Board. In the event that one or more of the nominees is unable to serve as director at the time of the Annual Meeting (which is not expected), proxies with respect to which no contrary direction is made will be voted FOR such substitute nominee(s) as shall be designated by the Board to fill the vacancy or vacancies.

The names of the nominees, together with certain information about them, are set forth below:

Name	Age	Position with libsyn	Director Since
Christopher Spencer	48	Director and CEO	2015
J. Gregory Smith	48	Director	2015
Douglas Polinsky	58	Director and Chairman of Audit Committee	2015
Denis Yevstifeyev	35	Director	2015

 Christopher Spencer has served as our Chief Executive Officer, President and as a director of Libsyn since its inceptions on September 29, 2015.  Mr. Spencer has served as Chief Executive Officer, President, and a director of Future Healthcare of America since June 22, 2012.  Mr. Spencer has served as Chief Executive Officer, President, and a director of FAB Universal Corp. since February 7, 2001.  From 1994 until 1996, Mr. Spencer founded and worked for ChinaWire, Inc., a high-technology company engaged in financial remittance between international locations and China.  Mr. Spencer worked for Lotto USA, Inc. from 1992-1994, where he was founder and Chief Executive Officer for the Pennsylvania computer networking company.  From 1990 until 1992, Mr. Spencer worked for John Valiant, Inc., and was responsible for business concept development and obtaining financing.

Douglas Polinsky has served as a Director of Libsyn since its inceptions on September 29, 2015. Mr. Polinsky has served as a Director of Future Healthcare of America since June 22, 2012.  Mr. Polinsky has served as a Director of FAB Universal Corp. since October 2007.  Mr. Polinsky serves as the President of Great North Capital Corp., a Minnesota-based financial services company he founded in 1995.  Great North advises corporate clients on capital formation and other transaction-related financial matters.  Mr. Polinsky earned a Bachelor of Science degree in Hotel Administration at the University of Nevada at Las Vegas.

Greg Smith has as a Director of Libsyn since its inceptions on September 29, 2015. Mr. Smith has served as a Director of Future Healthcare of America since on June 22, 2012.  Mr. Smith has served as a Director of FAB Universal Corp. since October 2007.  Mr. Smith is an award-winning producer and entrepreneur with over 10 years of experience in Non-Fiction Television.  In 2000, Mr. Smith established The Solution Film Group, LLC and acts as the Company’s President.  Mr. Smith provides professional production and editorial support for various forms of non-fiction television entertainment, including the direction of media projects from development through production and post-production.  His clients include Discovery Channel, Science Channel, Discovery HD Theater, Animal Planet, The Military Channel, PBS, and Discovery Networks International.  Mr. Smith most recently won an Emmy in 2006 for the Discovery Channel’s animated special Before the Dinosaurs.  His other awards for excellence in production and editing include Emmys for the Discovery Channel’s Walking with Prehistoric Beasts and Allosaurus:  A Walking with Dinosaurs Special. From 1997 to 2000, Mr. Smith worked for Discovery Communications, Inc. in the capacity of Supervising Producer from January 1998 to November 2000, and Producer/Editor from October 1997 to January 1998. From 1995 to 1996, Mr. Smith worked for Discovery Channel Pictures serving as Assistant Editor from March 1996 to October 1997, and Production Assistant from September 1995 to March 1996. From 1994 to 1995, Mr. Smith worked for Crawford Communications in Atlanta, Georgia as a Manager of Satellite Services for The Learning Channel.

Denis Yevstifeyev has served as a Director of Libsyn since its inceptions on September 29, 2015.  Mr. Yevstifeyev has served as a Director of Future Healthcare of America since June 22, 2012.  Mr. Yevstifeyev has served as a Director of FAB Universal Corp since October 2007.   From 2009 to 2012, and from 2015 to present, Mr. Yevstifeyev served as the Director of Financial Planning & Analysis for Education Management Corporation – Online Higher Education.  From 2012 to 2015, Mr. Yevstifeyev owned and operated his commercial printing company.  From 2007 to 2008, Mr. Yevstifeyev served as Sr. Financial Reporting Analyst for American Eagle Outfitters, Inc., in Pittsburgh.  His duties included: preparing and analyzing various internal and external financial reports; researching new accounting pronouncements and evaluating any impact on the financial statements.  He also reviewed accounting workpapers and prepared the

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company’s SEC filings for forms 8-K, 10-Q and 10-K.  From 2005 to 2007, Mr. Yevstifeyev worked for Schneider Downs, Inc., where he worked on Sarbanes-Oxley compliance engagements. In 2005, Mr. Yevstifeyev graduated with a Bachelor of Science degree in Business from Washington and Jefferson College.  He also graduated with honors from the Moscow Bank College of the Central Bank of Russia in Moscow with a degree in Finance in 2000.  From 2002 to 2003, Mr. Yevstifeyev served as the Settlement Department Manager for SDM BANK in Moscow, where he dealt with domestic and international corresponding banks, among other responsibilities.

Your Board of Directors unanimously recommends a vote FOR the election of Messrs.  Spencer, Polinsky, Smith, and Yevstifeyev.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.

The Audit Committee and the Board have appointed Gregory & Associates, LLC, certified public accountants, as auditors to examine the financial statements of Liberated Syndication Inc. for fiscal 2017 and to perform other appropriate accounting services and are requesting ratification of such appointment by the stockholders. Gregory & Associates, LLC audited our financial statements for the calendar year ended December 31, 2017.

A representative from Gregory & Associates, LLC is not expected to attend the 2017 Annual Meeting.

Audit and Non-Audit Fees

The following table summarizes the fees paid or payable to Gregory & Associates, LLC for services rendered for the fiscal year ended December 31, 2016. Audit fees include the cost of our annual audit and our subsidiaries including the costs of quarterly reviews, and SEC filings requiring the consents of our independent auditor.  The Audit Committee approved 100% of the fees for 2016.

Fiscal Year 2016
Audit fees	$45,000
Audit-related fees	—
Tax Fees	—
All other fees	—

Total	$45,000

The Audit Committee is informed of and approves all services that Gregory & Associates, LLC provides. The Audit Committee pre-approves the annual audit fee, tax services, and non-routine SEC filing reviews, as well as the fees for all large projects that are expected to cost more than $50,000. In addition, it has pre-approved $100,000 for items that relate to routine accounting consultations related to items such as new accounting pronouncements, routine SEC filings requiring consents, and routine tax consultations. Upon performance of such services, the Audit Committee is informed of and approves the matters to which such consultations relate. Upon approval by the Audit Committee, the amount is added back to the pre-approved $100,000.

The affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the annual meeting and entitled to vote is required.

If stockholders do not ratify the appointment of Gregory & Associates, LLC the adverse vote will be considered a directive to the Audit Committee and the Board to select other auditors for the next fiscal year.

Your Board of Directors unanimously recommends a vote FOR ratification of the appointment of Gregory & Associates, LLC as Liberated Syndication Inc.’s independent auditors.

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YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID US IN AVOIDING THE EXPENSE OF ADDITIONAL PROXY SOLICITATIONS. GIVING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON AT THE MEETING OR YOUR RIGHT TO RESUBMIT LATER DATED PROXY CARDS.

Liberated Syndication Inc.

By Order of the Board of Directors,

/s/ Christopher J. Spencer

Christopher J. Spencer

Chief Executive Officer

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